                                                                 Exhibit 10.83.2

MERRILL LYNCH

DATE:        DECEMBER 3, 2004
AMENDED:     JANUARY 13, 2005
AMENDED:     FEBRUARY 4, 2005
AMENDED:     FEBRUARY 15, 2005

TO:          FORTRESS NBA ACQUISITION, LLC ("Counterparty")
ATTENTION:   Akhil Sharma
TEL:         212 479 5280
FAX:         212 798 6133

FROM:        MERRILL LYNCH CAPITAL SERVICES, INC. ("MLCS")
CONTACT:     Hui Sun Kwei
EMAIL:       hkwei@exchange.ml.com
TEL:         212-449-8829
FAX:         917-778-0836

RE:          SWAP TRANSACTION

ML REF:      04DL16956, 1942457

THIS COMMUNICATION SUPERCEDES AND REPLACES ALL PRIOR COMMUNICATION BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTION DESCRIBED BELOW.

Dear Sir or Madam:

     The purpose of this communication is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the Agreement specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" shall be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between the Definitions and this Confirmation, the terms of this Confirmation shall govern.

     This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "Master Form"), with such modifications as you end we will in good faith agree (the "Agreement"). Upon the execution by you and us of the Agreement, this Confirmation will supplement, form a part of, and be subject to the Agreement. All provisions contained in or incorporated by reference in the Agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver the Agreement, this Confirmation, together with all other documents referring to the Master Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, an agreement in the form of the Master Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and US Dollars as the Termination Currency) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

MERRILL LYNCH

     The terms of the particular Transaction to which the Confirmation relates are as follows:

Notional Amount:                    USD 96,000,000.00

Trade Date:                         December 3, 2004

Effective Date:                     January 22, 2005

Termination Date:                   January 22, 2008

Fixed Amounts:

Fixed Rate Payer:                   Counterparty

Fixed Rate Payer                    The 22nd day of each month in each year,
Payment Date:                       commencing on February 22, 2005 and ending
                                    on the Termination Date, inclusive, subject
                                    to adjustment in accordance with the
                                    Modified Following Business Day Convention.

Fixed  Rate:                        3.615000% per annum

Fixed Rate Payer                    30/360
Day Count Fraction:

No Adjustment of Period End Dates   Inapplicable

Floating Amounts:

Floating Rate Payer:                MLCS

Floating Rate Payer Payment Date:   The 22nd day of each month in each year,
                                    commencing on February 22, 2005 and ending
                                    on the Termination Date, inclusive, subject
                                    to adjustment in accordance with the
                                    Modified Following Business Day Convention.

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                One Month

Spread:                             Inapplicable

Floating Rate Payer                 Actual/360
Day Count Fraction:

No Adjustment of                    Inapplicable
Period End Dates:

Reset Dates:                        The first day of each Floating Rate Payer
                                    Calculation Period

MERRILL LYNCH

Rate Cut-Off Dates:                 Inapplicable

Averaging:                          Inapplicable

Compounding:                        Inapplicable

Business Days:                      New York and London

Calculation Agent:                  MLCS, unless otherwise specified in the
                                    Agreement

Collateral:                         (a) Until the execution of a Credit Support
                                    Annex between the parties, this Confirmation
                                    shall constitute a pledge agreement (and a
                                    Credit Support Document under the Agreement)
                                    securing the payment and performance of
                                    Counterparty's obligations to MLCS under
                                    this and any other Transaction between the
                                    parties. Promptly after the execution
                                    hereof, MLCS and Counterparty agree to
                                    execute a Credit Support Annex in form and
                                    substance reasonably satisfactory to the
                                    parties. With the exception of the
                                    "Independent Amount" language. Upon
                                    execution, the Credit Support Annex shall
                                    supersede and replace the pledge agreement
                                    and all the provisions of "Collateral"
                                    created hereby.

                                    (b) If at any time a Required Amount and/or an Independent Amount (both as defined below) exists, Counterparty, as security for its obligations to MLCS, shall, promptly upon demand by MLCS, pledge, transfer and deliver to MLCS, and grant MLCS a first priority continuing security interest in and right of set-off against, Eligible
                                    Collateral (as defined below) having a
                                    minimum market value equal to the Required
                                    Amount and/or Independent Amount, as
                                    applicable.

                                    (c) Upon any default by Counterparty in the performance of its obligations to MLCS hereunder or under any other Transaction with MLCS, MLCS shall have all rights of a secured creditor under the New York Uniform
                                    Commercial Code.

                                    (d) The term "Eligible Collateral" means
                                    U.S. denominated cash, U.S. Treasury
                                    Securities and any other form of collateral agreed to between the parties.

                                    The term "Required Amount" means the amount by which the value of any positive "Net
                                    Market Quotation" (as defined below) exceeds
                                    USD 0.00. A positive Net Market Quotation shall mean that MLCS is exposed to Counterparty and a negative Net Market

MERRILL LYNCH

                                    Quotation shall mean that Counterparty is exposed to MLCS.

                                    The term "Net Market Quotation" means an amount equal to the sum of all Market
                                    Quotations (both positive and negative) for all Transactions between the parties assuming all such Transactions were being terminated as of the relevant date of valuation; provided, however, that Market
                                    Quotation will be determined by MLCS using its mid-market estimates of the amounts that would be paid for Replacement Transactions
                                    (as such term is defined in the definition of "Market Quotation").

                                    The term "Independent Amount" means, if at any time if the net book value of Party B falls below USD 50,000,000 at any time during the period 12 months prior to the date of any such determination, an amount equal to (a) (i) if such date of determination occurs during the first 12 months of the Transaction, up to 30 basis points of the Notional Amount, (ii) if such date of determination occurs between months
                                    12 and 24 of the Transaction, up to 20 basis points of the Notional Amount and (iii) if such date of determination occurs after month 24 of the Transaction, up to 10 basis points of the Notional Amount"

                                    Please contact Collateral Management, at
                                    telephone: (212) 449-3782, facsimile: (212)
                                    738-1492, for delivery instructions for
                                    securities.

Non Reliance:                       Each party represents to the other party
                                    that it is acting for its own account, and
                                    has made its own independent decisions to
                                    enter into this Transaction and as to
                                    whether this Transaction is appropriate or
                                    proper for it based on its own judgement and
                                    upon advice from such advisors as it has
                                    deemed necessary. It is not relying on any
                                    communication (written or oral) of the other
                                    party as investment advice or as a
                                    recommendation to enter into this
                                    Transaction, it being understood that
                                    information and explanations related to the
                                    terms and conditions of this Transaction
                                    shall not be considered investment advice or
                                    a recommendation to enter into this
                                    Transaction No communication (written or
                                    oral) received from the other party shall be
                                    deemed to be an assurance or guarantee as to
                                    the expected results of this Transaction.

Account Details:

MERRILL LYNCH

USD payments to MLCS:               DEUTSCHE BANK TRUST COMPANY AMERICAS, NEW
                                    YORK, NY: 021001033)

                                    FAO: MERRILL LYNCH CAPITAL SERVICES, INC.,
                                    NEW YORK, NY

                                    Acct: 00-811-874

USD payments to Counterparty:       Please Advise

Please confirm that the foregoing correctly sets the terms of our agreement by executing this Confirmation and returning it to us by facsimile transmission.

Yours sincerely,

MERRILL LYNCH CAPITAL SERVICES, INC.


By: /s/ Angelina Lopes
    ---------------------------------
Authorized Signatory


Accepted and confirmed as of the
Trade Date written above:

FORTRESS NBA ACQUISITION, LLC


By: /s/ William Doniger
    ---------------------------------
Authorized Signatory
Name: William Doniger
Title:
       ------------------------------